Offerings - Offering: 1	Dec. 30, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 51,937,750.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,172.60
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 2,575,000 Units of SL Investment Fund II LLC at a price equal to $20.17 per unit, which represents the Company's net asset value as of September 30, 2025. (2) Calculated at $138.10 per $1,000,000 of the transaction value.